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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                    AMENDMENT

                                    NO. 2 TO

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 10, 2004


                          DANIELSON HOLDING CORPORATION
                                 ---------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         DELAWARE                          1-6732                95-6021257
        ----------                       ----------            ---------------
(STATE OR OTHER JURISDICTION OF         (COMMISSION           (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)          FILE NUMBER)         IDENTIFICATION NO.)


                             2 NORTH RIVERSIDE PLAZA
                                    SUITE 600
                             CHICAGO, ILLINOIS 60606
                          -----------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)


                                 (312) 466-4030
                                ----------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


             -------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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                    INFORMATION TO BE INCLUDED IN THE REPORT

EXPLANATORY NOTE:

         This Current Report on Form 8-K/A (Amendment No. 2) amends the Current Report on Form 8-K/A (Amendment No. 1) to the Current Report Form 8-K filed on March 11, 2004 by Danielson Holding Corporation in connection with the acquisition of Covanta Energy Corporation. This Amendment No. 2 is being filed to amend and restate in its entirety Item 7(b) solely to correct computational errors in the formula to calculate foreign taxes related to CPIH, to supplement
Item 7(c) of Amendment No. 1, and to update the signature page and Exhibit 99.3. This Form 8-K/A does not reflect events occurring after the filing of Amendment No. 1, or modify or update disclosures therein in any way other than as required to reflect these changes.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
(b) Pro Forma Financial Information.

The following unaudited pro forma condensed consolidated financial information of the Company that gives effect to the acquisition of Covanta as if it occurred as of the beginning of



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the applicable periods, filed as Exhibit 99.3 to this Current Report on Form
8-K/A are incorporated by reference herein:

         (1) Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2003 and the quarter ended March 31, 2004; and

         (2) Notes to Unaudited Pro Forma Condensed Statements of Consolidated Operations.

(c) Exhibits

    Exhibit No.   Exhibit
    -----------   -------

    2.1 Investment and Purchase Agreement between Danielson Holding Corporation and Covanta Energy Corporation dated December 2, 2003. (Incorporated by reference to Exhibit 2.1 to the Company's Form 8-K dated December 2, 2003 and filed with the Commission on December 5, 2003.)*+

                  *All schedules to this Exhibit 2.1 have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A list of the omitted schedules appears at the end of Exhibit 2.1 as previously furnished. The Company will supplementally furnish a copy of any omitted schedule to the Commission upon request.

    2.2 Note Purchase Agreement between Danielson Holding Corporation and SZ Investments, L.L.C., Third Avenue Trust, on behalf of Third Avenue Value Fund, and D. E. Shaw Laminar Portfolios, L.L.C. dated December 2, 2003 (Incorporated by reference to
                  Exhibit 2.2 to the Company's Form 8-K dated December 2, 2003 and filed with the Commission on December 5, 2003.)**+

                  ** All schedules to this Exhibit 2.2 have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A list of the omitted schedules appears at the end of Exhibit 2.2 as previously furnished. The Company will supplementally furnish a copy of any omitted schedule to the Commission upon request.

    2.3 Amendment to Investment and Purchase Agreement between Danielson Holding Corporation and Covanta Energy Corporation dated February 23, 2004.+

    2.4 First Amendment to Note Purchase Agreement and Consent between Danielson Holding Corporation and SZ Investments, L.L.C., Third Avenue Trust, on behalf of Third Avenue Value Fund, and
                  D. E. Shaw Laminar Portfolios, L.L.C. dated February 23,
                  2004.+



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    4.1        Registration Rights Agreement between Danielson Holding
               Corporation and SZ Investments, L.L.C., Third Avenue Trust, on behalf of Third Avenue Value Fund Series, and D. E. Shaw Laminar Portfolios, L.L.C. dated December 2, 2003. (Incorporated by reference to Exhibit 4.1 to the Company's Form 8-K dated December 2, 2003 and filed with the Commission on December 5, 2003).+

    10.1       Letter Agreement between Danielson Holding Corporation and D.
               E. Shaw Laminar Portfolios, L.L.C. dated December 2, 2003. (Incorporated by reference to Exhibit 10.1 to the Company's Form 8-K dated December 2, 2003 and filed with the Commission on December 5, 2003).+

    23.1 Consent of Independent Auditors of Danielson Holding Corporation and Subsidiaries, dated May 7, 2004, by Ernst & Young LLP.***

    23.2 Consent of Independent Auditors of American Commercial Lines, LLC and Subsidiaries, dated May 6, 2004, by Ernst & Young LLP.***

    23.3 Consent of Independent Auditors of Covanta Energy Corporation and Subsidiaries, dated May 7, 2004, by Deloitte & Touche LLP.***

    23.4 Consent of Independent Auditors of Quezon Power, Inc. and Subsidiary, dated May 7, 2004, Sycip Gorres Velayo & Co., A Member Practice of Ernst & Young Global.***

    23.5 Consent of Independent Auditors of Danielson Holding Corporation and Subsidiaries dated, May 7, 2004 by KPMG LLP.***

    99.1 Press Release issued by Danielson Holding Corporation, dated March 10, 2004 regarding its acquisition of Covanta Energy Corporation.+ ***

    99.2 The Supplemental Financial Information of Quezon Power, Inc., Items 1, 2, 3, 6, 7, 7A, 8, 9, and 9A, and Item 15-(A)-(2)
               of Part IV to the Covanta Energy Corporation Annual Report on Form 10-K, as filed with the Securities and Exchange Commission on March 30, 2004, for the fiscal year ended December 31, 2003.***

    99.3 Unaudited pro forma condensed consolidated financial information of the Company.

    99.4 Item 1 to the Covanta Energy Corporation Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2004.***

    + Incorporated by reference to the Company's Current Report on Form 8-K, dated March 10, 2004, which was filed with the Securities and Exchange Commission on March 11, 2004.

    *** Incorporated by reference to the Company's Form 8-K/A (Amendment No. 1), dated May 10, 2004 and filed with the Securities and Exchange Commission on May 11, 2004.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 18, 2004


DANIELSON HOLDING CORPORATION
(Registrant)



By:    /s/ Philip G. Tinkler
       -----------------------------
Name:  Philip G. Tinkler,
Title: Chief Financial Officer



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                          DANIELSON HOLDING CORPORATION

                                  EXHIBIT INDEX


List of Exhibits filed with this Form 8-K/A (Amendment No. 2):

Exhibit No.   Exhibit
-----------   -------

99.3 Unaudited pro forma condensed consolidated financial information of the Company.